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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    March 31, 2006


                            CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                       76-0035225
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(Commission File Number)                    (I.R.S. Employer Identification No.)


              357 South Gulph Road, Suite 260, King of Prussia, PA     19406
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                    (Address of Principal Executive Offices)         (Zip Code)

                                 (610) 992-9900
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              (Registrant's telephone number, including area code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

         Castle Energy Corporation (the "Company") has set the meeting date for a special meeting of its shareholders for 1:00 p.m. EDT, April 28, 2006. The purpose of the Special Meeting of Shareholders is to vote on the Company's plan of merger with Delta Petroleum Corporation ("Delta"). The Company entered into a merger agreement with Delta on November 8, 2005. Approval of the merger by the Company's shareholders is required for the merger to be consummated. The registration statement containing the related proxy statement/prospectus was declared effective by the Securities and Exchange Commission ("SEC") on April 28, 2006.

Additional Information and Where to Find It

         The Company has filed a definitive proxy statement/prospectus in connection with the proposed merger with the SEC. The statement was recently mailed to the stockholders of the Company. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE COMPANY. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's website at www.sec.gov.

ITEM 7.01 REGULATION FD DISCLOSURE

         On March 30, 2006, the Company issued a press release regarding the setting of a meeting date for the Special Meeting of Shareholders. The Press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         The information on this Item 7.01 of this current report and in the accompanying Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 of the current report and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date thereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit:

             Exhibit 99.1    Press Release issued March 30, 2006









                                       -2-
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CASTLE ENERGY CORPORATION


Date:    March 31, 2006                         By:  /s/ RICHARD E. STAEDTLER
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                                                         Richard E. Staedtler
                                                         Chief Executive Officer